SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2003

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2376 (Commission File Number)	94-0479804 (I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12—DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information required by Item 12 is being provided under Item 9 pursuant to the SEC Interim filing guidance provided in the SEC Release No. 33-8216.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

On July 31, 2003 FMC Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ W. KIM FOSTER
W. Kim Foster Senior Vice President and Chief Financial Officer

Date: July 31, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release